UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 24, 2006

CRM Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	6331	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box HM 2062 , Hamilton HM HX Bermuda

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (441) 295-6689

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2006, CRM Holdings, Ltd. (“the Registrant”) issued a news release announcing that it will host a conference call at 10:00 a.m. Eastern Time on Tuesday, November 7, 2006 to discuss its financial results for its third quarter, ended September 30, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 News Release of CRM Holdings, Ltd. dated October 24, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

(Registrant)

October 24, 2006
/s/ James J. Scardino

James J. Scardino
Chief Financial Officer